                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                                 CONCORD FABRICS INC.
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                              CONCORD FABRICS INC.

                       ----------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       ----------------------------------
To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the 'Meeting') to be held on Tuesday, January 9, 1996, at 10:00 A.M., in the Gold Room at The Bank of New York, 530 Fifth Avenue, New York, New York, for the following purposes:

          1. To elect seven directors to serve until the next Annual Meeting and until their successors are elected.

          2. To vote on the ratification of the selection by the Board of Directors of Eisner & Lubin as independent certified public accountants of the Company for the fiscal year ending September 1, 1996.

          3. To vote on the approval of the Concord Fabrics Inc. 1995 Director Stock Option Plan.

          4. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Only stockholders of record at the close of business on December 8, 1995 are entitled to receive notice of and to vote at the meeting.

     Please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States. A list of stockholders entitled to vote at the Meeting will be open to examination by stockholders during ordinary business hours for a period of ten (10) days prior to the Meeting at the offices of the Company, 1359 Broadway, New York, New York 10018.

                                          By order of the Board of Directors

                                          JOAN WEINSTEIN
                                          Secretary

New York, New York
December 20, 1995

                              CONCORD FABRICS INC.
                                 1359 BROADWAY
                            NEW YORK, NEW YORK 10018

                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------

                                    GENERAL

     The Annual Meeting of Stockholders of Concord Fabrics Inc., a Delaware corporation (the 'Company'), will be held on January 9, 1996, for the purposes set forth in the foregoing notice. The accompanying form of proxy for use at the meeting and at any adjournments thereof is solicited by the Board of Directors and may be revoked at any time prior to its exercise by written notice to the Secretary of the Company. Proxies in the accompanying form, which are properly executed by stockholders and duly returned and not revoked, will be voted in the manner specified in the proxy; if no specification is made, the proxies will be voted: (a) with respect to directors, in favor of the nominees indicated below unless authority to vote with respect to any or all nominees is withheld; (b) with respect to the ratification of the selection of Eisner & Lubin as the Company's independent certified public accountants, in favor of ratification of the selection; (c) with respect to the 1995 Director Stock Option Plan, in favor of approval of the plan; and (d) with respect to such other business as may properly come before the meeting, and any adjournments thereof, in the best judgment of the persons acting under such proxies. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about December 20, 1995.

     As of the close of business on December 8, 1995, the record date for determining the holders of Class A and Class B Common Stock of the Company (the 'Common Stock') entitled to vote at the meeting, the Company had issued and outstanding (i) 2,105,611 shares of Class A Common Stock, each share being entitled to one vote for all seven nominees for director of the Company and one vote on each other matter presented to the meeting; and (ii) 1,509,451 shares of Class B Common Stock, each share being entitled to ten votes for five of the seven nominees for director of the Company and ten votes on each other matter presented to the meeting.

     As required under Section 231 of the Delaware General Corporation Law (the 'DGCL'), the Company will, in advance of the meeting, appoint one or more Inspectors of Election to conduct the vote at the meeting. The Company may designate one or more persons as alternate Inspectors of Election to replace any Inspector of Election who fails to act. If no Inspector or alternate Inspector is able to act at the meeting, the person presiding at the meeting will appoint one or more Inspectors of Election. Each Inspector of Election before entering the discharge of his duties shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality. The Inspectors of Election will (i) ascertain the number of shares of Common Stock outstanding as of the record date, (ii) determine the number of shares of Common Stock present in person or represented by proxy at the meeting and the validity of the proxies and ballots, (iii) count all votes and ballots, and (iv) certify the determination of the number of shares of Common Stock present in person or represented by proxy at the meeting and the count of all votes and ballots.

     The holders  of  a  majority of  the  shares  of Common  Stock  issued  and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum at the meeting. Under Section 216 of the DGCL, any stockholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. Shares of Common Stock represented by proxies which are marked 'withhold authority' with respect to the election of one or more nominees for director and abstentions with respect to the other proposals have the same effect as if the shares represented thereby were voted against such nominee or nominees and against such other matters, respectively. Shares not voted on one or more but less than all such matters on proxies returned by brokers will be treated as not represented at the meeting as to such matter or matters. For purposes of voting on the matters described herein, the affirmative vote of (i) a majority of the shares of Class A Common Stock present or represented at the meeting is required to elect two directors, (ii) a majority of the shares of Class A Common Stock and Class B Common Stock present or represented at the meeting and voting together as a group is required to elect five directors, (iii) a majority of the shares of Class A Common Stock and Class B Common Stock present or represented at the meeting and voting together as a group is required to ratify the selection by the Board of Directors of Eisner & Lubin as independent certified public accountants of the Company for the fiscal year ending September 1, 1996 and (iv) a majority of the shares of Class A Common Stock and Class B Common Stock present or represented at the Meeting and voting together as a single class is required to approve the 1995 Director Stock Option Plan.

     No compensation will be paid by the Company to any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's stock. In addition to the solicitation by mail, solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

            STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information as of December 8, 1995, with respect to the beneficial ownership of Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of its outstanding shares of Class A Common Stock or Class B Common Stock (and such person's address), each director of the Company and each nominee for director, (ii) each of the executive officers named in the Summary Compensation Table under 'Executive Compensation,' and (iii) by all directors and officers of the Company as a group.

                                            NAME AND ADDRESS OF                               NUMBER        PERCENT
TITLE OF CLASS                               BENEFICIAL OWNER                                OF SHARES      OF CLASS
---------------  -------------------------------------------------------------------------   ---------      --------

Class A          Alvin Weinstein*.........................................................     859,410(1)     40.82%
                 FMR Corp.................................................................     237,000(2)     11.25%
                 Edward C. Johnson 3d
                 82 Devonshire Street
                 Boston, MA 02109
                 Dimensional Fund Advisors Inc............................................     127,400(3)      6.05%
                 1299 Ocean Avenue, 11th floor
                 Santa Monica, CA 90401
                 David Weinstein..........................................................      84,463         4.01%
                 Earl Kramer..............................................................      69,200(4)      3.29%
                 Martin Wolfson...........................................................       6,250(5)          (6)
                 All directors and officers as a group (11 persons)(8)....................   1,019,323        48.41%
Class B          Alvin Weinstein*.........................................................     902,460(7)     59.79%
                 David Weinstein..........................................................      70,113         4.65%
                 Earl Kramer..............................................................         200             (6)
                 All directors and officers as a group (11 persons)(8)....................     972,773        64.45%

------------

*  c/o Concord Fabrics Inc., 1359 Broadway, New York, New York 10018

(1) Includes 60,000 shares of Class A Common Stock owned of record and beneficially owned by Joan Weinstein, Mr. Weinstein's wife, who is an officer of the Company, but does not include 254,115 shares of Class A Common Stock, or 12.07% of the class, owned of record and beneficially by Mr. Weinstein's children, none of whom individually have an interest exceeding 5% of the class. Mr. Weinstein disclaims beneficial ownership of all of the shares owned by his spouse and children. Mr. Weinstein has advised the Company that he intends to vote all of his shares in favor of the nominees proposed herein.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(2) Based upon information set forth in the amended Schedule 13G report filed on February 13, 1995 with the Securities and Exchange Commission by FMR Corp., as a parent holding company, and Edward C. Johnson 3d, as a controlling person of FMR Corp. and various affiliates, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. ('FMRC'), and Fidelity Low-Priced Stock Fund (the 'Fund'). FMRC, a registered investment company, is the beneficial owner of 237,000 shares of Class A Common Stock as a result of acting as investment adviser to the Fund.

(3) Based on information set forth in the amended Schedule 13G report filed on February 21, 1995 with the Securities and Exchange Commission by Dimensional Fund Advisors Inc., a registered investment advisor ('DFAI'). DFAI is deemed to have sole dispositive power with respect to 127,400 shares of Class A Common Stock of the Company and sole voting power with respect to 74,500 shares of Class A Common Stock.

(4) Includes 25,000 shares which Mr. Kramer has the right to acquire and 25,000 shares which he will have the right to acquire after January 10, 1996 upon the exercise of options granted under the Company's Incentive Program approved by the Stockholders of the Company on January 10, 1989 (the 'Incentive Program'). Also includes 200 shares held in trust for two of Mr. Kramer's children.

(5) Represents shares which Mr. Wolfson will have the right to acquire after January 10, 1996 upon the exercise of options granted under the Company's Incentive Program.

(6) Represents less than 1% of the shares of the class outstanding.

(7) Includes 60,000 shares of Class B Common Stock owned of record and beneficially by Joan Weinstein, but does not include 211,065 shares of Class B Common Stock, or 13.98% of the class, owned of record and beneficially by Mr. Weinstein's children, none of whom individually have an interest exceeding 5% of the class. Mr. Weinstein disclaims beneficial ownership of all of these shares owned by his spouse and children.

(8) Mr. Frank Weinstein, Vice Chairman of the Board and a Director of the Company, and Messrs. Fred Heller, Richard Solar and George Gleitman, each a director of the Company, do not own any securities of the Company.

                             ELECTION OF DIRECTORS
                                  (PURPOSE 1)

     The   By-Laws  of  the  Company  provide   that  the  number  of  directors
constituting the Board of Directors shall be determined from time to time by the Board of Directors. The number of directors is currently set at seven.

     Seven directors are to be elected to serve until the next Annual Meeting of Stockholders and until their respective successors are elected. Two directors are to be elected by the Class A Common Stock alone, and five directors are to be elected by the Class A and Class B Common Stock voting together as a group. Proxies in the accompanying form which do not withhold authority to vote for one or more nominees for directors will be voted for the election as directors of the persons whose names are listed in the table below. Authority to vote for any or all nominees may be withheld in the manner indicated on the proxy. If any of the nominees should not be candidates for director at the Annual Meeting, the proxies will be voted in favor of the remainder of those named, and may be voted for substitute nominees in the place of those who are not candidates. The Board of Directors has no reason to expect that any of the nominees will fail to be candidates at the meeting, and therefore does not at this time have in mind any substitute for any nominee.

     Certain information about the seven nominees is set forth below. This information has been furnished to the Company by the individuals named. All but one (David Weinstein) of the nominees for election at this meeting have been elected previously by the Company's shareholders as directors of the Company. David Weinstein is being nominated for election to the Board for the first time.

                             NOMINEES FOR DIRECTORS

                                                                                                       FIRST ELECTED
      NOMINEES FOR ELECTION BY HOLDERS OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK         AGE     AS DIRECTOR
---------------------------------------------------------------------------------------------   ---    -------------

Alvin Weinstein .............................................................................   70          1958
  Chairman of the Board of the Company
David Weinstein .............................................................................   33            --
  President of the Company's Concord House Division
Earl Kramer .................................................................................   62          1974
  President of the Company
Fred Heller .................................................................................   71          1987
  Chairman of Genlyte Group, Inc.
Martin Wolfson ..............................................................................   59          1973
  Senior Vice President -- Treasurer of the Company

                  NOMINEES FOR ELECTION BY HOLDERS OF CLASS A COMMON STOCK
Richard Solar ...............................................................................   56          1994
  Managing Director, Bankers Trust Company -- Investment
  Banking Division
George Gleitman .............................................................................   67          1970
  President Emeritus of the Company's Concord House Division

     Mr. Alvin Weinstein has held his position with the Company for more than seven years. Joan Weinstein, who has served as Secretary of the Company since October 1981, is the wife of Alvin Weinstein. Mrs. Weinstein has also been the Company's fashion director for more than seven years. Mr. David Weinstein, who has been employed by the Company for more than seven years and is currently the President of the Company's Concord House Division, is the son of Mr. Alvin Weinstein.

     Mr. Kramer joined the Company in June 1972 as President of its Knit Division, was elected a Vice President in March 1976 and President in 1979. Mr. Heller served with Bairnco Corp., a holding company, and its predecessors for more than ten years prior to 1988. He served as President of Genlyte Group, Inc. from 1988 to 1990, when he was elected to serve as the Chairman of its Board of Directors. Genlyte manufactures commercial and residential lighting equipment. Mr. Wolfson was Secretary and Treasurer of the Company from 1973 to October 1981, at which time he was elected Vice President, Treasurer and Chief Financial Officer. He was elected Senior Vice President in 1995. Mr. Wolfson is a director of Winston Resources, Inc., a staffing industry company.

     Mr. Solar has been a managing director of the Investment Banking Division of Bankers Trust Company for over 10 years. Prior to that time, he was a manager in the asset based lending division of Bankers Trust Company. Mr. Gleitman was elected a Vice President of the Company in 1968 and from 1980 through fiscal 1992 was President of the Company's Concord House Division; he is currently President Emeritus of that Division.

     The Board of Directors has no standing nominating committee. On October 25, 1992, the Board of Directors appointed an Audit Committee. The Audit Committee, which is currently comprised of Messrs. Solar and Heller, met once during the year. The functions of the Audit Committee are to review the adequacy of systems and procedures for preparing the financial statements of the Company as well as the suitability of internal financial controls, and to review and approve the scope and performance of the independent auditors' work. The Compensation Committee, which makes recommendations to the Board of Directors concerning compensation of executive officers and incentives for officers and key employees under the Company's Incentive Program, met once during fiscal 1995. The Board of Directors met eight times during the fiscal year ended September 3, 1995. All of the directors attended at least seven meetings.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company during the fiscal year ended September 3, 1995 for services, in all capacities, to the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company whose aggregate remuneration exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                      OTHER ANNUAL     ALL OTHER
                                                                SALARY*     BONUS     COMPENSATION    COMPENSATION
             NAME AND PRINCIPAL POSITION                YEAR       $          $            $              $(2)
-----------------------------------------------------   ----    -------    -------    ------------    ------------

Earl Kramer .........................................   1995    292,386      --            (1)            1,164(3)
  President and Director                                1994    261,217    751,041                        4,795
                                                        1993    252,100    538,200                        2,900
Alvin Weinstein .....................................   1995    244,615      --            (1)           64,208(4)
  Chairman of the Board                                 1994    170,000    737,841                       56,861
                                                        1993    170,000    530,400                       24,900
Frank Weinstein .....................................   1995    188,558      --            (1)              373
  Vice Chairman of the Board                            1994    185,000    293,370                        4,029
                                                        1993    185,000    212,000                        2,600
Martin Wolfson ......................................   1995    199,558      --            (1)              373
  Senior Vice President -- Treasurer and Director       1994    176,000    108,000                        4,029
                                                        1993    170,700     75,000                        2,600
David Weinstein .....................................   1995    152,885    212,500         (1)              373
  President of the Concord House Division               1994    150,000    321,400                        4,029
                                                        1993    150,000    253,000                        2,600

------------

*  1995 amounts reflect a base compensation for a 53 week fiscal year.

(1) The named executive officer receives certain perquisites, including, in certain cases, a non-accountable expense allowance; such perquisites, however, do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.

(2) Includes contributions to the Company's Profit Sharing Plan of $4,029 for each of the above named executive officers for the fiscal year ended August 28, 1994. Also includes for each of them for fiscal 1995 the sum of $373 which represents amounts previously contributed to the Profit Sharing Plan on behalf of other employees of the Company and reallocated to the Plan participants upon the forfeiture of such employees' interests in the Plan.

(3) The Company has paid the premiums on a life insurance policy for the benefit of Earl Kramer's estate on a split dollar basis. The economic value of such policy to Mr. Kramer for the year ended September 3, 1995 was $791, which amount is included in the table above.

(4) The Company has paid the premiums on life insurance policies for the benefit of Alvin Weinstein's estate on a split dollar basis. The economic value of such policies to Mr. Weinstein for the year ended September 3, 1995 was $63,835 which is included in the table above. In addition, the Company paid to Joan Weinstein, the wife of Alvin Weinstein and the Company's fashion director, $125,000 as compensation for her services to the Company in fiscal 1995.

                            ------------------------

     The Company has a Profit Sharing Plan for employees which provides for a minimum annual contribution by the Company based on a percentage of its income before taxes for the fiscal year, and for larger annual contributions, at the discretion of the Board of Directors, within prescribed limits. All individuals who are employed by the Company on the first day of any fiscal year are eligible to participate in the Plan for that fiscal year. The Company makes contributions on behalf of those individuals who remain employed for the entire fiscal year. Contributions to a covered employee's account are based upon a pro rata percentage of the employee's compensation (up to $100,000), and benefits are payable upon death, retirement, disability or termination of employment with the Company. Covered employee benefits vest over a period of seven years. In fiscal 1995, the Company did not contribute to the Plan.

     The Company has a 401(k) Plan for employees which provides for the deferral of pre-tax income. The Company does not contribute to this Plan.

OPTIONS

     The Company granted no options to officers or directors during the last fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                                         VALUE OF
                                                                                        NUMBER OF       UNEXERCISED
                                                                                       UNEXERCISED     IN- THE-MONEY
                                                                                       OPTIONS AT       OPTIONS AT
                                                                                       9/3/95 (#)       9/3/95 ($)
                                                                           VALUE      EXERCISABLE/     EXERCISABLE/
                                                       SHARES ACQUIRED    REALIZED    UNEXERCISABLE    UNEXERCISABLE
                        NAME                           ON EXERCISE (#)      ($)         (CLASS A)        (CLASS A)
----------------------------------------------------   ---------------    --------    -------------    -------------

Earl Kramer.........................................            0               0     25,000/50,000    46,875/93,750
Alvin Weinstein.....................................            0               0           -0-/-0-         --
Frank Weinstein.....................................            0               0           -0-/-0-         --
Martin Wolfson......................................        6,250          17,388        -0-/12,500       -0-/14,062
David Weinstein.....................................            0               0           -0-/-0-         --

DIRECTOR COMPENSATION

     During fiscal 1995, the Company paid $8,333 to Gregory H. Cheskin, who resigned as a director in April 1995. It also paid $10,000 and $10,500, respectively, to Messrs. Richard Solar and Fred Heller for their participation at Board of Director meetings. Messrs. Cheskin and Heller were also paid $1,500 each in connection with their participation at the one Audit Committee meeting held in fiscal 1995.

EMPLOYMENT AGREEMENTS

     An incentive compensation arrangement among the Company, Alvin Weinstein and Frank Weinstein provides for each of Alvin Weinstein and Frank Weinstein to receive a bonus equal to 1 1/2% of the Company's pre-tax profits for the fiscal year ended September 3, 1995 if the pre-tax profits were equal to or greater than 10% of the Company's Stockholders' Equity on the first day of such fiscal year, or 2 1/2% of the pre-tax profits for such fiscal year if such pre-tax profits were equal to or greater than 20% of the Company's Stockholders' Equity on the first day of such fiscal year. No such bonuses were paid for fiscal 1995 as the target levels described above were not met. Subsequent to fiscal 1995, Frank Weinstein is no longer subject to this arrangement.

     An incentive compensation arrangement between the Company and Alvin Weinstein provides for Mr. Weinstein to receive a bonus equal to 3 1/2% of the pre-tax profits for each fiscal year commencing September 1, 1986. No bonus was earned pursuant to such arrangement for fiscal 1995.

     On March 2, 1994, the Company and Mr. Kramer entered into an employment agreement (which amended a previous agreement) under which he will serve as the Company's President through August 31, 1999. The agreement provides for an annual salary of $234,289 (adjusted for increases in the consumer price index) commencing September 1, 1994. Mr. Kramer will receive a bonus equal to 3 1/2% of the Company's pre-tax profits for each year of this agreement. In addition, Mr. Kramer will receive a bonus equal to 1 1/2% of the pre-tax profits for each year of the agreement, if such pre-tax profits are equal to or greater than 10% of the Company's Stockholders' Equity on the first day of that fiscal year, or 2 1/2% of the pre-tax profits for such year if such pre-tax profits are equal to or greater than 20% of the Company's Stockholders' Equity on the first day of that fiscal year. Mr. Kramer earned no bonuses for fiscal 1995. The agreement also calls for a portion of Mr. Kramer's compensation to be deferred. In that connection, $48,137 of Mr. Kramer's compensation was deferred for the fiscal year ended September 3, 1995 which amount is included in the 'Summary Compensation Table' above.

     On February 5, 1986, the Company and Mr. Wolfson amended a deferred compensation agreement under which the payment of a portion of his compensation is deferred each year. In the fiscal year ended September 3, 1995, $11,000 of Mr. Wolfson's compensation was deferred, which amount is included in the 'Summary Compensation Table,' above. The agreement provides that Mr. Wolfson is to receive the aggregate deferred compensation upon termination of his employment with the Company other than for cause or by reason of his death. The agreement provides that if Mr. Wolfson dies while in the employ of the Company, his estate will receive an aggregate of $500,000 payable in three equal annual installments. The Company is the beneficiary of a $250,000 insurance policy on Mr. Wolfson's life.

     Mr. David Weinstein is paid an annual salary of $150,000. The balance of his compensation, included in the 'Summary Compensation Table,' above, is based on a formula related to the operating profit of the Concord House Division for the year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following officers of the Company are members of the Board of Directors and as such participated in the deliberations of the Board of Directors concerning executive officer compensation: Alvin Weinstein, Frank Weinstein, Earl Kramer and Martin Wolfson.

BOARD OF DIRECTORS COMPENSATION REPORT

     The  full  Board  of  Directors  is  responsible  for  the  formulation and implementation of the Company's compensation policies. The Company's compensation policies are based upon a philosophy that there should be a direct correlation between executive compensation and the value delivered to shareholders. In furtherance of this philosophy, the Company has developed incentive pay programs which provide competitive compensation and attempt to mirror Company performance. It is the goal of the Company's compensation program to attract and retain key executives required for the growth and success of the Company and each of its business groups in a manner that encourages a continuing focus on building profitability and shareholder value. Both short-term and long-term incentive compensation are based on corporate, business unit and/or individual performance, and thus coincide with the interest of shareholders.

     The Company's executive compensation has three principal components: base salary; annual cash bonuses; and, from time to time, incentive and nonqualified stock options. Individual bonus awards for the Company's executive officers are based upon pre-determined percentages of the Company's pre-tax profits for the fiscal year, or, as is the case with one executive officer, a divisional president, with the operating profit of that division. In fiscal years 1991 and 1992, bonus payments to the Company's executives were minimal, reflective of relatively low corporate earnings. In fiscal years 1993 and 1994, bonuses for executives reflected the record earnings reported by the Company for each of those years. In fiscal 1995, as the pre-established target levels for the Company's performance were not met, no bonuses were paid to corporate executives except that the divisional president referenced above was awarded a bonus on account of his unit's performance in fiscal 1995. The Company made no award to officers during the fiscal year ending September 3, 1995 under its Incentive Program pursuant to which qualified incentive and nonqualified stock options, SARs and restricted stock performance shares and bonuses may be awarded.

     The Chief Executive Officer's compensation is governed by his employment agreement. For the fiscal year ending September 3, 1995 it included a base salary of $239,640. The base salary increased 2.23% from the Chief Executive Officer's fiscal year 1994 base salary, which increase was provided for by the terms of his employment agreement and reflects a comparable increase in the consumer price index. The Chief Executive Officer received no bonuses for fiscal 1995. The Chief Executive's employment agreement provides for bonuses only if the Company meets certain predetermined levels of pre-tax profits set forth therein. See 'Employment Agreements.'

     In the aggregate, 16% of the named executives' cash compensation for fiscal year 1995 represents incentives directly tied to Divisional performance. The Chief Executive Officer received none of his cash compensation from incentives.

                      Submitted by the Board of Directors:

Alvin Weinstein                  Frank Weinstein
Earl Kramer                      Fred Heller
Martin Wolfson                   Richard Solar
George Gleitman

STOCK PERFORMANCE GRAPH

     The line graph below compares yearly percentage change in the cumulative total shareholder return on the Company's Class A Common Stock against the cumulative total return on the Amex Market Index and an industry index known as the broadwoven fabric mills -- cotton industry (SIC Code 2211) index, for the period of five years commencing September 1, 1990. The specific companies constituting part of the industry index are as follows: Cone Mills Corp.; Courtaulds PLC; Crown Crafts, Inc.; Culp, Inc.; Delta Woodside Industries, Inc.; Fieldcrest Cannon, Inc.; Galey & Lord Inc.; Organik Technologies; Springs Industries, Inc.; Thomaston Mills, Inc.; Triarc Companies, Inc.; United Merchants and Manufacturers, Inc.; and West Point-Stevens, Inc. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                   COMPARE 5 - YEAR CUMULATIVE TOTAL RETURN
                          AMONG CONCORD FABRICS INC.,
                     AMEX MARKET INDEX AND SIC CODE INDEX

                             [PERFORMANCE GRAPH]



                                              FISCAL YEAR ENDING
COMPANY                 1990        1991      1992      1993      1994     1995
CONCORD FABRICS INC      100       103.03    118.18    157.58    224.24    118.18
SIC CODE INDEX           100       124.49    152.53    171.45    160.79    165.33
AMEX MARKET INDEX        100       114.77    121.79    142.28    143.64    171.98


                  ASSUMES $100 INVESTED ON SEPTEMBER 1, 1990
                        ASSUMES DIVIDEND REINVESTED
                     FISCAL YEAR ENDING SPETEMBER 3, 1995

                         SECTION 16(A) REPORTING UNDER
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading. Executive officers, directors and more than ten percent stockholders are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all Section 16(a) reports filed.

     Based solely on the Company's review of copies of the Section 16(a) reports filed for the year ended September 3, 1995, the Company believes that, during the year ended September 3, 1995, all reporting requirements applicable to its executive officers, directors, and more than ten percent stockholders were complied with.

                    WEINSTEIN FAMILY STOCKHOLDERS' AGREEMENT

     Alvin Weinstein, his spouse and children and the Company are parties to a stockholders' agreement (the 'Stockholders' Agreement') which restricts the transfer of any Class B Stock owned by any signing Stockholder by requiring that any of them who wishes to sell or transfer any shares of Class B Stock offer the shares first, to the other signing Stockholders at the prevailing market price of shares of Class A Stock at the time of transfer, and then, to the Company, on the condition that any Class B Stock so offered be converted into Class A Common Stock on a share-for-share basis prior to transfer. As a result of such restriction, prior to any sale of Class B Stock by a signing Stockholder, the shares of Class B Stock offered by a signing Stockholder will be cancelled and converted into shares of Class A Stock by the Company.

     If neither any signing Stockholder nor the Company wishes to purchase shares offered for sale pursuant to the Stockholders' Agreement, the Stockholder offering to sell may convert such shares into shares of Class A Stock on a share-for-share basis. In addition, the Stockholders' Agreement provides that if the Stockholders or the Company approve a transaction in which the Class A Common Stock is exchanged for cash, stock, securities or any other property of the Company or of any other corporation or entity, each signing Stockholder will convert his or her shares of Class B Common Stock into shares of Class A Common Stock prior to the effective date of such transaction, so that a holder of such Class B shares receives the same cash, stock or other consideration that a holder of Class A Common Stock would receive in such a transaction. There are certain exceptions to the restrictions on transfer for gifts and transfers to the families of the signing Stockholders.

     The Stockholders' Agreement will terminate upon either (a) the deaths of Alvin and Joan Weinstein, if David Weinstein survives them but ceases to be actively involved in the business of the Company and the holders of a majority of shares of Class B Stock held by the remaining Stockholders who are parties to the Agreement elect to terminate, or (b) a period ending twenty-one years after the death of the last survivor of the parties thereto.

     Mr. Alvin Weinstein is currently in a position to control the election of directors of the Company and other matters requiring stockholder votes by virtue of his ownership of a majority of the Company's outstanding Class B Common Stock and 41% of its outstanding Class A Common Stock. The Stockholders' Agreement is intended to enhance the possibility that current members of the Weinstein family will retain such control of the Company so long as one or more of them is active in the business of the Company.

                       RATIFICATION OF THE APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                  (PURPOSE 2)

     The Board of Directors of the Company, subject to ratification by the Stockholders, has selected the firm of Eisner & Lubin, independent certified public accountants, and the Company's auditors for the fiscal year ended September 3, 1995, to examine the financial statements of the Company for the fiscal year ending September 1, 1996. Representatives of Eisner & Lubin will attend the Meeting, have an opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions from Stockholders.

                    RATIFICATION OF THE CONCORD FABRICS INC.
                        1995 DIRECTOR STOCK OPTION PLAN
                                  (PURPOSE 3)

INTRODUCTION

     The Board of Directors has adopted, and recommends that the Stockholders approve, the Company's 1995 Director Stock Option Plan (the 'Director Plan' or the 'Plan') in the form annexed to the Proxy Statement as Exhibit I. The Director Plan provides for the automatic grant of non-qualified stock options (the 'Director Options') to purchase shares of Class A Common Stock of the Company to directors of the Company who are neither full time employees nor consultants nor officers of the Company or any of its subsidiaries (the 'Eligible Directors'). The purpose of the Director Plan is to attract and retain qualified outside directors and encourage them to own stock in the Company so that they will have a proprietary interest in the success of the Company.

     As of December 1, 1995, there were two Eligible Directors of the Company.

STOCK SUBJECT TO PLAN

     The number of shares of Class A Common Stock of the Company that may be issued pursuant to Director Options under the Director Plan is 50,000 shares, subject to adjustment as described below. If the Class A Common Stock of the Company is changed by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, restructuring, merger, consolidation, reorganization, combination, or exchange of shares, or other increase or decrease in shares effected without the receipt of consideration by the Company, the number of shares available for options and the number of shares subject to any outstanding options under the Plan, and the price thereof, as applicable, will be proportionately adjusted.

     The  Company's  Class  A  Common  Stock is  traded  on  the  American Stock
Exchange.

ADMINISTRATION

     The Director Plan is intended to be self-effectuating in the sense that the amount, price and timing of the Director Options are fixed by the terms of the Director Plan and are not subject to the discretion of any person or committee. The administrative functions of the Plan will be handled by a committee consisting of two or more directors not eligible to receive Director Options under the Plan, appointed by the Board of Directors (the 'Committee'). All terms and conditions of Director Options not specifically provided for by the Plan will be determined by the Committee. The decisions of the Committee will be final and conclusive with respect to the administration and interpretation of the Plan.

GRANT OF OPTIONS

     On the effective date of the Director Plan, each Eligible Director (who has not previously been granted options by the Company) will automatically receive a Director Option to purchase 2,500 shares of Class A Common Stock. Accordingly, if the Plan is approved by the Stockholders, and all of the Eligible Directors are re-elected to the Board, Messrs. Fred Heller and Richard Solar will each receive a Director Option to purchase 2,500 shares and the Eligible Directors as a group will receive Director Options to purchase, in the aggregate, 5,000 shares. Thereafter, on the first business day of each of the four fiscal years commencing with fiscal year 1997, each director of the Company who is an Eligible Director on that date will automatically receive a Director Option to purchase 2,500 shares of Class A Common Stock.

     No consideration  is payable  to  the Company  for  the award  of  Director
Options.

MATERIAL PROVISIONS APPLICABLE TO DIRECTOR OPTIONS

     The exercise price of Director Options is the fair market value of the Class A Common Stock on the date of grant. Director Options vest in full on the one-year anniversary of the date of grant and vest immediately upon the death of the grantee or a 'change in control' of the Company (as defined in the Plan). Director Options terminate five years after the date of grant or, if sooner, two years after the grantee's termination as a director of the Company for any reason, including death (except that if the grantee is removed from the Board for cause, all Director Options awarded to him terminate immediately upon such removal). In addition, the Board of Directors may at any time cancel any previously issued Director Options if it finds that the grantee committed fraud, dishonesty or similar acts while serving on the Board, disclosed 'proprietary information' of the Company without the Company's consent or engaged in activity detrimental to the Company's interests after leaving the Board of Directors.

     Director Options are exercisable by written notice given by the grantor to the Company accompanied by payment in full of the option price of the shares to be purchased either in cash, by check or similar instrument, or, with certain limitations, with other shares of Class A Common Stock of the Company already held by the grantee. Director Options are not transferable by a grantee other than by will or by the laws of descent and distribution, and are exercisable during the grantee's lifetime, only by or on behalf of the grantee. Furthermore, shares underlying Director Options awarded under the Director Plan are not transferable by a grantee until at least six months have elapsed from the date of the issuance of the options to the date of the disposition of the shares underlying such options.

TERMINATION

     The Board may amend the Plan at any time. However, the Board may not amend the Plan without shareholder approval if (i) such amendment would increase the maximum number of shares of Class A Common Stock in the aggregate which may be granted or issued under the Plan, or materially modify the provisions of the Director Plan relating to eligibility to participate in the Director Plan or
(ii) shareholder approval is otherwise required by Rule 16b-3 of the Exchange Act. Additionally, the Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code (the 'Code'), the Employment Retirement Income Security Act or the rules promulgated thereunder. The Plan will terminate on the fifth (5th) anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board. The amendment or termination of the Plan will not adversely affect any Director Option granted prior to such amendment or termination.

FEDERAL INCOME TAX CONSEQUENCES UNDER THE DIRECTOR PLAN

     The following is a summary of the Federal income tax consequences of the issuance and exercise of Director Options under the Director Plan, based on current income tax laws, regulations and rulings.

     Non-Incentive Stock Options. All options granted under the Plan are non-statutory options not entitled to the special tax treatment accorded under
Section 422 of the Code. Although an optionee does not recognize income at the time of the grant of a Director Option, he recognizes ordinary income upon the exercise of a Director Option in an amount equal to the excess (if any) of the fair market value of the stock on the date of exercise of the option over the amount paid for the stock. As a result of the optionee's exercise of a Director Option, the Company will be entitled to deduct as an expense an amount equal to the amount included in the optionee's gross income. The deduction generally will be taken in the Company's taxable year in which the option is exercised.

     The excess of the fair market value of the stock on the date of exercise of a Director Option over the exercise price is not an item of 'tax preference' as such term is used in the Code.

     Payment in Shares. If the optionee exercises an option and surrenders stock already owned by him ('Old Shares'), the following rules apply:

     1. To the extent the number of shares of Class A Common Stock acquired ('New Shares') exceeds the number of Old Shares exchanged, the optionee will recognize ordinary income on the receipt of such additional shares in an amount equal to the fair market value of such additional shares less any cash paid for them, and the Company will be entitled to a deduction in an amount equal to such income. The basis of such additional shares will be equal to the fair market value of such shares on the date of exercise and the holding period for such additional shares will commence on the date the option is exercised.

     2. To the extent the number of New Shares acquired does not exceed the number of Old Shares exchanged, no gain or loss will be recognized on such exchange, the basis of the New Shares received will be equal to the basis of the Old Shares surrendered, and the holding period of the New Shares received will include the holding period of the Old Shares surrendered.

     The foregoing statement is only a summary of the federal income tax consequences of the exercise and issuance of Director Options under the Director Plan and is based on the Company's understanding of present federal tax laws and regulations. Since tax regulations may change or interpretations may differ, each optionee should consult his tax advisor regarding the tax consequences related to his or her participation in the Director Plan.

MARKET VALUE

     The shares of Common Stock issuable under the Plan may be either authorized or unissued shares or treasury shares. The market value of the Company's Class A Common Stock was $3 15/16 per share on December 12, 1995.

                                 MISCELLANEOUS
                                  (PURPOSE 4)

     Management does not know of any other matters to be presented at the Meeting for action by Stockholders. If any other matters requiring a vote of the Stockholders arise at the Meeting or any adjournment thereof, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.

                                 ANNUAL REPORT

     The Company's Annual Report for the fiscal year ended September 3, 1995 is being mailed to the Company's Stockholders together with this Proxy Statement but is not part of the proxy solicitation material.

     UPON WRITTEN REQUEST BY A STOCKHOLDER ENTITLED TO VOTE AT THE MEETING, THE COMPANY WILL FURNISH THAT PERSON WITHOUT CHARGE WITH A COPY OF THE FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 3, 1995 WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. If the person requesting the report was not a Stockholder on December 8, 1995, the request must contain a good faith representation that the person making the request was a beneficial owner of the Class A or Class B Common Stock of the Company at the close of business on such date. Requests should be addressed to Concord Fabrics Inc., 1359 Broadway, New York, New York 10018 (ATTN: Martin Wolfson).

                             STOCKHOLDER PROPOSALS

     Stockholder proposals for presentation at the Company's next Annual Meeting of Stockholders must be received by the Company at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that Meeting no later than August 5, 1996.

                                          By Order of the Board of Directors
                                          JOAN WEINSTEIN
                                          Secretary

Dated: December 20, 1995

                                                                       EXHIBIT I

                              CONCORD FABRICS INC.
                        1995 DIRECTOR STOCK OPTION PLAN

     1. Purpose. The Concord Fabrics Inc. 1995 Director Stock Option Plan (the 'Plan') is intended to attract and retain qualified Directors and to encourage stock ownership in Concord Fabrics Inc. (the 'Company') by outside Directors so that they will have a proprietary interest in the success of the Company. This purpose is intended to be accomplished by the grant of options to purchase shares of common stock of the Company ('Director Options') to outside Directors participating in the Plan.

     2. Participation in the Plan. Each Director of the Company who is not a full-time employee nor a consultant nor an officer of the Company or any subsidiary of the Company ('Participant') shall participate in the Plan; provided, however, that any Director who (i) currently holds options for shares of the Company's common stock or (ii) becomes a member of the Board of Directors in connection with a merger, acquisition, consolidation or reorganization shall not be entitled to received an Initial Grant as defined in Section 6A below.

     3. Shares Available for Grant.

          A. Stock Subject to the Plan. Shares of stock subject to options under the Plan shall be shares of the Company's authorized but unissued or reacquired Series A common stock (the 'Stock') provided that the total amount of Stock with respect to which options may be granted under the Plan shall not exceed 50,000 shares. Such number of shares is subject to adjustment in accordance with the provisions of Section 3B hereof. In the event that any outstanding option or award or portion thereof expires or is terminated or becomes void for any reason, the shares of Stock allocable to the unexercised portion of such award may again be subjected to an option or award and be issued under the Plan.

          B. Recapitalization. The aggregate number of shares of Stock with respect to which options may be granted under the Plan, the number of shares covered by each outstanding option, and the price per share in each option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without the receipt of consideration by the Company. Such adjustment will occur within 60 days of the event causing the increase or decrease in the number of issued shares of Stock of the Company. Subject to any required action by the shareholders, if a new option is substituted for the option granted hereunder, or an assumption of the option granted hereunder is made, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the option would have been entitled. In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

          To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determinations in that respect shall be final, binding and conclusive.

          Except as hereinbefore expressly provided in this Section 3B, the optionee shall have no rights to shares of stock under any option granted pursuant to the Plan by reason of any subdivision or consolidation of shares or any other capital adjustment, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

          No option granted under the Plan shall affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     4. Administration. The Plan shall be administered and interpreted by a Committee consisting of two or more directors not eligible to receive options under the Plan appointed by the Board of Directors of the Company from among its members (the 'Committee'). The Committee with respect to directors and officers subject to the reporting requirements of Section 16 (the 'Reporting Persons') promulgated under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), must be constituted in such manner as to permit the Plan and transactions thereunder to comply with Rule 16b-3 under the Exchange Act, or any successor rule thereto. The Committee shall determine the fair market value of the Stock as of any date in accordance with the provisions of Section 7A hereof.
Notwithstanding anything to the contrary contained in the Plan, the amount, price and timing of awards of options are fixed by the terms of Sections 6 and 7 of the Plan and are not intended to be subject to the discretion of any person or committee. All terms and conditions of options under the Plan not specifically set forth in the Plan shall be determined by the Committee and, subject to the requirements of Rule 16b-3, the decisions of the Committee designated by the Board shall be final and conclusive with respect to the interpretation and administration of the Plan and any grant made under it.

     5. Non-Statutory Stock Options. All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as may be amended from time to time.

     6. Grant of Options. Options shall be granted automatically to Participants as follows:

          A. Initial Grant. An option to purchase 2,500 shares of Stock shall be granted automatically on the effective date of the Plan to each director who is a Participant on that date ('Initial Grant').

          B. Annual Grants. Beginning with September 2, 1996, the first day of the Company's first fiscal year which is subsequent to the Effective date of the Plan and, provided that a sufficient number of shares remain available under the Plan, each year on the first day of the next four fiscal years, there shall automatically be granted to each Participant who is serving or is elected to the Board on such date an option (the 'Annual Option Grant') to purchase 2,500 shares of Stock (subject to adjustment as provided in Section 3B). If the first day of the Company's fiscal year is a holiday or a week-end day, then the Annual Option Grant shall occur for that year on the first day following the first day of the Company's next fiscal year that is neither a holiday or a week-end day.

          C. Nondiscretionary. The amount, price and timing of Director Options are fixed by the terms of Sections 6 and 7 of the Plan and are not intended to be subject to the discretion of any person or committee. The grant of options under the Plan is not intended to preclude the Company from awarding other compensation to Participants outside of the Plan for attendance at meetings of the Board or any committee of the Board or for any other services provided or to be provided to the Company. Options granted under the Plan shall be subject to and governed by the terms and conditions set forth in Section 7 hereof and by such other terms and conditions, not inconsistent with the Plan, as shall be determined by the Committee.

          D. Option Agreement. Each option granted under the Plan shall be evidenced by a Stock Option Agreement in the form attached hereto as Exhibit A.

     7. Terms and Conditions of Options.

          A. Option Price. The option price per share for shares of Stock covered by each option shall be the Fair Market Value of one share of the Stock on the date of grant of such option. If the Stock is listed on an established stock exchange or exchanges such Fair Market Value shall be deemed to be the highest closing price of the Stock on such stock exchange on the day the option is granted or if no sale of the Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such Stock. During such time as the Stock is not listed on an established stock exchange, and (i) is listed or admitted for trading on the National Association of Securities Dealers, Inc. Automated Quotation System ('NASDAQ') Small Capitalization Market or National Market System, the Fair Market Value per share shall be the last sale price of the common stock, regular way, or the mean of the bid and asked prices thereof for any trading day on which no such sale occurred, in each case as officially reported on the principal securities exchange on which the Stock is listed or admitted for trading or on Small Capitalization Market or the NASDAQ National Market System, as the case may be, or (ii) if not so listed or admitted for trading on a national securities exchange or the NASDAQ Small Capitalization Market or National Market System, the mean between the closing high bid and low asked quotations for the Stock in the over-the-counter market as reported by NASDAQ, or any similar system for the automated dissemination of securities prices then in common use, if so quoted, as reported by any member firm of the New York Stock Exchange selected by the Company; provided, however, that if, by reason of extended or continuous trading hours on any exchange or in any market or for any other reason, the time, with respect to any trading day, of the close of trading for the purpose of determining the 'last sale price' or the 'closing' bid and asked prices is not objectively determinable, the time on such trading day used for the purpose of reporting any compilation of last sale prices or closing bid and asked prices in The Wall Street Journal shall be the time on such trading day as of which the 'last sale price' or 'closing' bid and asked prices are determined for purposes of this definition. If the Stock is quoted on a national securities or central market system in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (i) of the preceding sentence if actual transactions are reported, and in the manner set forth in clause (ii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not.

          B. Period of Option and When Exercisable.

             (i) Terms. Each Initial Option and Annual Option Grant awarded under the Plan shall become exercisable in full with respect to 100% of the shares covered by such option one year from the date of grant of such option; provided, however, that options that have not otherwise vested shall become exercisable immediately upon (1) death of the director, or (2) a change in control of the Company, as such term is defined in section 9G. herein.

             (ii) Termination. All rights of a director under an option granted pursuant to the Plan, to the extent that they have not been exercised, shall terminate upon the expiration of five (5) years from the date of grant or, if sooner, two (2) years after such director's termination as a director of the Company for any reason, including death, except that, if a director is removed for cause, all options granted to him pursuant to this Plan shall terminate immediately upon such removal.

             (iii) Death of Optionee. In the event of the death of an optionee, an option which is otherwise exercisable may be exercised by the person or persons to whom the optionee's rights shall have passed by will or the laws of descent and distribution; or an individual, who by designation of the optionee succeeds to the rights and obligations of the optionee under the Stock Option Agreement and the Plan upon the optionee's death ('Beneficiary'). The Board of Directors may require an indemnity and/or such evidence or other assurances as it may deem necessary in connection with an exercise by a legal representative, guardian, or Beneficiary.

             (iv) Disability of Optionee. In the event of disability or incompetency of an optionee, an option which is otherwise exercisable may be exercised by the optionee's legal representative or guardian.

             (v) Fraud, Dishonesty, or Similar Acts. Notwithstanding anything contained herein to the contrary, if it is determined by the Board of Directors (either before or after cessation of service as a Director) that fraud, dishonesty, or similar acts were committed by an optionee at any time while such optionee was a Director of the Company, or that an optionee has at any time disclosed to any person, firm, corporation or other entity any of the Company's 'proprietary information' without the express written consent of the Board of Directors or except as such disclosure may have been required in connection with the optionee's service as a Director of the Company, all options and all rights with respect to all options granted to such optionee shall immediately terminate and be null and void. For the purposes of this sub-paragraph 6B(v) the term 'proprietary information' shall mean all confidential or secret customer lists, prospective customer lists, trade secrets, processes, computer programs, object codes, source codes, inventions, improvements, manufacturing or systems techniques, formulas, development or experimental work, work in process, business, data disclosed to the Company by or for the benefit of the Company's customers, information relating to the Company's business contracts (including without limitation contracts with service providers, medical insurers and claims administrators), marketing and competitive strategies, and any other secret or confidential matter relating or pertaining to the products, services, sales or other business of the Company or its customers.

             (vi) Restriction on Exercise After Termination. Notwithstanding the provisions of this Section 7 of the Plan, the exercise of any option after termination of employment shall be subject to satisfaction of the conditions precedent that the optionee neither, (1) takes other employment or renders services to others without the written consent of the Company, nor (2) conducts himself in a manner adversely affecting the Company.

          C. Exercise and Payment. Subject to the provisions of Section 7B hereof, an option may be exercised by notice (in the form prescribed by the Committee) to the Company specifying the number of shares to be purchased. Payment for the number of shares of Stock purchased upon exercise of an option may be made in United States dollars in cash, by certified check, bank draft, or money order payable to the order of the Company, or with other shares of stock of the Company already held by the optionee and valued at their Fair Market Value at the date of exercise; provided, that no shares of Stock may be tendered in exercise of an option if such shares were acquired by the optionee through the exercise of an option unless such shares have been held by the optionee for at least one year. The notice of exercise, once delivered, shall be irrevocable.

     8. Amendment, Compliance with Law and Termination of the Plan.

          A. Amendment. The Board of Directors of the Company may from time to time alter, amend, suspend or discontinue the Plan, except that shareholder approval is required with respect to any amendment (i) which would increase the number of shares of Stock on which options may be granted or which may be issued under the Plan, or materially modify the provisions of the Plan relating to eligibility to be granted an option under the Plan, or (ii) for which shareholder approval would be required by SEC Rule 16b-3 as it may be amended from time to time.

          B. Compliance with Law. The Plan, each option under the Plan and the grant, exercise and payment thereof, and the obligation of the Company to sell and issue shares under the Plan shall be subject to all applicable laws, rules, regulations and governmental and shareholder approvals, and the Board of Directors may make such amendment or modification thereto as it shall deem necessary to comply with any such laws, rules and regulations or to obtain any such approvals.

          C. Restriction on Amendments. Notwithstanding anything to the contrary contained in this Plan, the provisions of the Plan shall not be amended more than once every 6 months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules promulgated thereunder.

          D. Termination of the Plan. The Plan shall terminate on the fifth anniversary of its effective date unless terminated earlier by the Board of Directors or unless extended by the Board of Directors. No option shall be granted under the Plan after September 4, 2000. Options granted prior thereto, however, may extend beyond such date and the provisions of the Plan shall continue to apply thereto.

     9. General Provisions.

          A. Nontransferability. No option or any rights with respect thereto shall be subject to any debts or liabilities of an optionee, nor be assignable or transferable except by Will or the laws of descent and distribution, and, during the lifetime of an optionee, only the optionee personally (or the optionee's personal representative) may exercise the optionee's rights under the Plan, nor shall Stock be issued to or in the name of one other than the optionee; provided, however, that an option may after the death or disability of an optionee be exercised pursuant to paragraphs (iii) and (iv) of Section 7B hereof, respectively; and provided further, that any Stock issued to an optionee hereunder may at the request of the optionee be issued in the name of the optionee and one other person, as joint tenants with right or survivorship and not as tenants in common.

          B. No Right to Continue as a Director. No provision of the Plan, nor any term or condition of any option, nor any action taken by the Board of Directors or the Company pursuant to the Plan, shall give or be construed as giving the recipient of any grant or award hereunder any right to be retained as a Director of the Company, or affect or limit in any way the right of the shareholders of the Company to remove such person as a Director.

          C. Application of Funds. The proceeds received by the Company from the sale of Stock pursuant to options granted under the Plan will be used for general corporate purposes.

          D. No Obligation to Exercise Option. The granting of an option shall impose no obligation upon the optionee to exercise such option.

          E. Rights as a Shareholder. The recipient of an award hereunder shall have no rights as a shareholder with respect to shares of Stock which may be issued in respect of such award until the date of issuance to such recipient of a certificate evidencing such shares of Stock. No adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

          F. Subsidiaries. For purposes of the Plan, the term 'subsidiary' means an affiliated corporation controlled by the Company directly or indirectly through one or more intermediaries.

          G. Change in Control of Company. For purposes of the Plan, the term 'Change of Control' means: the acquisition, without the approval of the Board, by any person or entity, other than the Company and its affiliates, of more than 20% of the outstanding shares of Common Stock through a tender offer, exchange offer, or otherwise; the liquidation or dissolution of the Company following a sale or other disposition of all or substantially all of its assets; a merger or consolidation involving the Company that results in the Company not being the surviving parent corporation; or a change in the majority of the members of the Board during any two-year period that is not approved by at least two-thirds of the members of the Board who were members at the beginning of the two-year period.

          H. Effective Date of the Plan. The Plan shall take effect as of the date the Plan is approved by the shareholders of the Company.

          I. Severability. If any provision of the Plan, or any term or condition of any option granted or Stock Option Agreement or form executed or to be executed thereunder, or any application thereof to any person or circumstances is invalid, such provision, term, condition or application shall to that extent be void (or, in the discretion of the Board of Directors, such provision, term or condition may be amended so as to avoid such invalidity or failure), and shall not affect other provisions, terms or conditions or applications thereof, and to this extent such provisions, terms and conditions are severable.

          J. Investment Purpose. At the time of any exercise of any option the Company may, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relating to the regulation of securities, require the optionee and/or any transferee of the optionee's rights to represent in writing to the Company that it is such person's then intention to acquire the Stock for investment and not with a view to the distribution thereof. In such event no shares shall be issued to such person unless and until the Company is satisfied with the correctness of such representation.

          K. Further Restrictions Applicable to Reporting Persons. Stock acquired by a Reporting Person pursuant to the Plan shall in no event be transferable until at least six (6) months have elapsed from the date of grant of the option to the date of disposition of the Stock underlying such option.

          L. Plan Controls. In the case of any conflict between the term of this Plan and the terms of any instrument of grant, the terms of this Plan will control.

                                   APPENDIX 1

                              CONCORD FABRICS INC.
                        1995 DIRECTOR STOCK OPTION PLAN

     1. Purpose. The Concord Fabrics Inc. 1995 Director Stock Option Plan (the 'Plan') is intended to attract and retain qualified Directors and to encourage stock ownership in Concord Fabrics Inc. (the 'Company') by outside Directors so that they will have a proprietary interest in the success of the Company. This purpose is intended to be accomplished by the grant of options to purchase shares of common stock of the Company ('Director Options') to outside Directors participating in the Plan.

     2. Participation in the Plan. Each Director of the Company who is not a full-time employee nor a consultant nor an officer of the Company or any subsidiary of the Company ('Participant') shall participate in the Plan; provided, however, that any Director who (i) currently holds options for shares of the Company's common stock or (ii) becomes a member of the Board of Directors in connection with a merger, acquisition, consolidation or reorganization shall not be entitled to received an Initial Grant as defined in Section 6A below.

     3. Shares Available for Grant.

          A. Stock Subject to the Plan. Shares of stock subject to options under the Plan shall be shares of the Company's authorized but unissued or reacquired Series A common stock (the 'Stock') provided that the total amount of Stock with respect to which options may be granted under the Plan shall not exceed 50,000 shares. Such number of shares is subject to adjustment in accordance with the provisions of Section 3B hereof. In the event that any outstanding option or award or portion thereof expires or is terminated or becomes void for any reason, the shares of Stock allocable to the unexercised portion of such award may again be subjected to an option or award and be issued under the Plan.

          B. Recapitalization. The aggregate number of shares of Stock with respect to which options may be granted under the Plan, the number of shares covered by each outstanding option, and the price per share in each option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without the receipt of consideration by the Company. Such adjustment will occur within 60 days of the event causing the increase or decrease in the number of issued shares of Stock of the Company. Subject to any required action by the shareholders, if a new option is substituted for the option granted hereunder, or an assumption of the option granted hereunder is made, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the option would have been entitled. In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

          To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determinations in that respect shall be final, binding and conclusive.

          Except as hereinbefore expressly provided in this Section 3B, the optionee shall have no rights to shares of stock under any option granted pursuant to the Plan by reason of any subdivision or consolidation of shares or any other capital adjustment, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

          No option granted under the Plan shall affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     4. Administration. The Plan shall be administered and interpreted by a Committee consisting of two or more directors not eligible to receive options under the Plan appointed by the Board of Directors of the Company from among its members (the 'Committee'). The Committee with respect to directors and officers subject to the reporting requirements of Section 16 (the 'Reporting Persons') promulgated under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), must be constituted in such manner as to permit the Plan and transactions thereunder to comply with Rule 16b-3 under the Exchange Act, or any successor rule thereto. The Committee shall determine the fair market value of the Stock as of any date in accordance with the provisions of Section 7A hereof.
Notwithstanding anything to the contrary contained in the Plan, the amount, price and timing of awards of options are fixed by the terms of Sections 6 and 7 of the Plan and are not intended to be subject to the discretion of any person or committee. All terms and conditions of options under the Plan not specifically set forth in the Plan shall be determined by the Committee and, subject to the requirements of Rule 16b-3, the decisions of the Committee designated by the Board shall be final and conclusive with respect to the interpretation and administration of the Plan and any grant made under it.

     5. Non-Statutory Stock Options. All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as may be amended from time to time.

     6. Grant of Options. Options shall be granted automatically to Participants as follows:

          A. Initial Grant. An option to purchase 2,500 shares of Stock shall be granted automatically on the effective date of the Plan to each director who is a Participant on that date ('Initial Grant').

          B. Annual Grants. Beginning with September 2, 1996, the first day of the Company's first fiscal year which is subsequent to the Effective date of the Plan and, provided that a sufficient number of shares remain available under the Plan, each year on the first day of the next four fiscal years, there shall automatically be granted to each Participant who is serving or is elected to the Board on such date an option (the 'Annual Option Grant') to purchase 2,500 shares of Stock (subject to adjustment as provided in Section 3B). If the first day of the Company's fiscal year is a holiday or a week-end day, then the Annual Option Grant shall occur for that year on the first day following the first day of the Company's next fiscal year that is neither a holiday or a week-end day.

          C. Nondiscretionary. The amount, price and timing of Director Options are fixed by the terms of Sections 6 and 7 of the Plan and are not intended to be subject to the discretion of any person or committee. The grant of options under the Plan is not intended to preclude the Company from awarding other compensation to Participants outside of the Plan for attendance at meetings of the Board or any committee of the Board or for any other services provided or to be provided to the Company. Options granted under the Plan shall be subject to and governed by the terms and conditions set forth in Section 7 hereof and by such other terms and conditions, not inconsistent with the Plan, as shall be determined by the Committee.

          D. Option Agreement. Each option granted under the Plan shall be evidenced by a Stock Option Agreement in the form attached hereto as Exhibit A.

     7. Terms and Conditions of Options.

          A. Option Price. The option price per share for shares of Stock covered by each option shall be the Fair Market Value of one share of the Stock on the date of grant of such option. If the Stock is listed on an established stock exchange or exchanges such Fair Market Value shall be deemed to be the highest closing price of the Stock on such stock exchange on the day the option is granted or if no sale of the Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such Stock. During such time as the Stock is not listed on an established stock exchange, and (i) is listed or admitted for trading on the National Association of Securities Dealers, Inc. Automated Quotation System ('NASDAQ') Small Capitalization Market or National Market System, the Fair Market Value per share shall be the last sale price of the common stock, regular way, or the mean of the bid and asked prices thereof for any trading day on which no such sale occurred, in each case as officially reported on the principal securities exchange on which the Stock is listed or admitted for trading or on Small Capitalization Market or the NASDAQ National Market System, as the case may be, or (ii) if not so listed or admitted for trading on a national securities exchange or the NASDAQ Small Capitalization Market or National Market System, the mean between the closing high bid and low asked quotations for the Stock in the over-the-counter market as reported by NASDAQ, or any similar system for the automated dissemination of securities prices then in common use, if so quoted, as reported by any member firm of the New York Stock Exchange selected by the Company; provided, however, that if, by reason of extended or continuous trading hours on any exchange or in any market or for any other reason, the time, with respect to any trading day, of the close of trading for the purpose of determining the 'last sale price' or the 'closing' bid and asked prices is not objectively determinable, the time on such trading day used for the purpose of reporting any compilation of last sale prices or closing bid and asked prices in The Wall Street Journal shall be the time on such trading day as of which the 'last sale price' or 'closing' bid and asked prices are determined for purposes of this definition. If the Stock is quoted on a national securities or central market system in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (i) of the preceding sentence if actual transactions are reported, and in the manner set forth in clause (ii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not.

          B. Period of Option and When Exercisable.

             (i) Terms. Each Initial Option and Annual Option Grant awarded under the Plan shall become exercisable in full with respect to 100% of the shares covered by such option one year from the date of grant of such option; provided, however, that options that have not otherwise vested shall become exercisable immediately upon (1) death of the director, or (2) a change in control of the Company, as such term is defined in section 9G. herein.

             (ii) Termination. All rights of a director under an option granted pursuant to the Plan, to the extent that they have not been exercised, shall terminate upon the expiration of five (5) years from the date of grant or, if sooner, two (2) years after such director's termination as a director of the Company for any reason, including death, except that, if a director is removed for cause, all options granted to him pursuant to this Plan shall terminate immediately upon such removal.

             (iii) Death of Optionee. In the event of the death of an optionee, an option which is otherwise exercisable may be exercised by the person or persons to whom the optionee's rights shall have passed by will or the laws of descent and distribution; or an individual, who by designation of the optionee succeeds to the rights and obligations of the optionee under the Stock Option Agreement and the Plan upon the optionee's death ('Beneficiary'). The Board of Directors may require an indemnity and/or such evidence or other assurances as it may deem necessary in connection with an exercise by a legal representative, guardian, or Beneficiary.

             (iv) Disability of Optionee. In the event of disability or incompetency of an optionee, an option which is otherwise exercisable may be exercised by the optionee's legal representative or guardian.

             (v) Fraud, Dishonesty, or Similar Acts. Notwithstanding anything contained herein to the contrary, if it is determined by the Board of Directors (either before or after cessation of service as a Director) that fraud, dishonesty, or similar acts were committed by an optionee at any time while such optionee was a Director of the Company, or that an optionee has at any time disclosed to any person, firm, corporation or other entity any of the Company's 'proprietary information' without the express written consent of the Board of Directors or except as such disclosure may have been required in connection with the optionee's service as a Director of the Company, all options and all rights with respect to all options granted to such optionee shall immediately terminate and be null and void. For the purposes of this sub-paragraph 6B(v) the term 'proprietary information' shall mean all confidential or secret customer lists, prospective customer lists, trade secrets, processes, computer programs, object codes, source codes, inventions, improvements, manufacturing or systems techniques, formulas, development or experimental work, work in process, business, data disclosed to the Company by or for the benefit of the Company's customers, information relating to the Company's

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
        business contracts (including without limitation contracts with service providers, medical insurers and claims administrators), marketing and competitive strategies, and any other secret or confidential matter relating or pertaining to the products, services, sales or other business of the Company or its customers.

             (vi) Restriction on Exercise After Termination. Notwithstanding the provisions of this Section 7 of the Plan, the exercise of any option after termination of employment shall be subject to satisfaction of the conditions precedent that the optionee neither, (1) takes other employment or renders services to others without the written consent of the Company, nor (2) conducts himself in a manner adversely affecting the Company.

          C. Exercise and Payment. Subject to the provisions of Section 7B hereof, an option may be exercised by notice (in the form prescribed by the Committee) to the Company specifying the number of shares to be purchased. Payment for the number of shares of Stock purchased upon exercise of an option may be made in United States dollars in cash, by certified check, bank draft, or money order payable to the order of the Company, or with other shares of stock of the Company already held by the optionee and valued at their Fair Market Value at the date of exercise; provided, that no shares of Stock may be tendered in exercise of an option if such shares were acquired by the optionee through the exercise of an option unless such shares have been held by the optionee for at least one year. The notice of exercise, once delivered, shall be irrevocable.

     8. Amendment, Compliance with Law and Termination of the Plan.

          A. Amendment. The Board of Directors of the Company may from time to time alter, amend, suspend or discontinue the Plan, except that shareholder approval is required with respect to any amendment (i) which would increase the number of shares of Stock on which options may be granted or which may be issued under the Plan, or materially modify the provisions of the Plan relating to eligibility to be granted an option under the Plan, or (ii) for which shareholder approval would be required by SEC Rule 16b-3 as it may be amended from time to time.

          B. Compliance with Law. The Plan, each option under the Plan and the grant, exercise and payment thereof, and the obligation of the Company to sell and issue shares under the Plan shall be subject to all applicable laws, rules, regulations and governmental and shareholder approvals, and the Board of Directors may make such amendment or modification thereto as it shall deem necessary to comply with any such laws, rules and regulations or to obtain any such approvals.

          C. Restriction on Amendments. Notwithstanding anything to the contrary contained in this Plan, the provisions of the Plan shall not be amended more than once every 6 months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules promulgated thereunder.

          D. Termination of the Plan. The Plan shall terminate on the fifth anniversary of its effective date unless terminated earlier by the Board of Directors or unless extended by the Board of Directors. No option shall be granted under the Plan after September 4, 2000. Options granted prior thereto, however, may extend beyond such date and the provisions of the Plan shall continue to apply thereto.

     9. General Provisions.

          A. Nontransferability. No option or any rights with respect thereto shall be subject to any debts or liabilities of an optionee, nor be assignable or transferable except by Will or the laws of descent and distribution, and, during the lifetime of an optionee, only the optionee personally (or the optionee's personal representative) may exercise the optionee's rights under the Plan, nor shall Stock be issued to or in the name of one other than the optionee; provided, however, that an option may after the death or disability of an optionee be exercised pursuant to paragraphs (iii) and (iv) of Section 7B hereof, respectively; and provided further, that any Stock issued to an optionee hereunder may at the request of the optionee be issued in the name of the optionee and one other person, as joint tenants with right or survivorship and not as tenants in common.

          B. No Right to Continue as a Director. No provision of the Plan, nor any term or condition of any option, nor any action taken by the Board of Directors or the Company pursuant to the Plan, shall give or be construed as giving the recipient of any grant or award hereunder any right to be retained as a Director of the Company, or affect or limit in any way the right of the shareholders of the Company to remove such person as a Director.

          C. Application of Funds. The proceeds received by the Company from the sale of Stock pursuant to options granted under the Plan will be used for general corporate purposes.

          D. No Obligation to Exercise Option. The granting of an option shall impose no obligation upon the optionee to exercise such option.

          E. Rights as a Shareholder. The recipient of an award hereunder shall have no rights as a shareholder with respect to shares of Stock which may be issued in respect of such award until the date of issuance to such recipient of a certificate evidencing such shares of Stock. No adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

          F. Subsidiaries. For purposes of the Plan, the term 'subsidiary' means an affiliated corporation controlled by the Company directly or indirectly through one or more intermediaries.

          G. Change in Control of Company. For purposes of the Plan, the term 'Change of Control' means: the acquisition, without the approval of the Board, by any person or entity, other than the Company and its affiliates, of more than 20% of the outstanding shares of Common Stock through a tender offer, exchange offer, or otherwise; the liquidation or dissolution of the Company following a sale or other disposition of all or substantially all of its assets; a merger or consolidation involving the Company that results in the Company not being the surviving parent corporation; or a change in the majority of the members of the Board during any two-year period that is not approved by at least two-thirds of the members of the Board who were members at the beginning of the two-year period.

          H. Effective Date of the Plan. The Plan shall take effect as of the date the Plan is approved by the shareholders of the Company.

          I. Severability. If any provision of the Plan, or any term or condition of any option granted or Stock Option Agreement or form executed or to be executed thereunder, or any application thereof to any person or circumstances is invalid, such provision, term, condition or application shall to that extent be void (or, in the discretion of the Board of Directors, such provision, term or condition may be amended so as to avoid such invalidity or failure), and shall not affect other provisions, terms or conditions or applications thereof, and to this extent such provisions, terms and conditions are severable.

          J. Investment Purpose. At the time of any exercise of any option the Company may, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relating to the regulation of securities, require the optionee and/or any transferee of the optionee's rights to represent in writing to the Company that it is such person's then intention to acquire the Stock for investment and not with a view to the distribution thereof. In such event no shares shall be issued to such person unless and until the Company is satisfied with the correctness of such representation.

          K. Further Restrictions Applicable to Reporting Persons. Stock acquired by a Reporting Person pursuant to the Plan shall in no event be transferable until at least six (6) months have elapsed from the date of grant of the option to the date of disposition of the Stock underlying such option.

          L. Plan Controls. In the case of any conflict between the term of this Plan and the terms of any instrument of grant, the terms of this Plan will control.

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

                                   APPENDIX 2
                               CLASS A PROXY CARD




                              CONCORD FABRICS INC.
       CLASS A PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- JANUARY 9, 1996

    The undersigned Stockholder(s) of Class A Common Stock of CONCORD FABRICS INC. (the 'Corporation') hereby appoints Alvin Weinstein and David Weinstein, or either of them, with full power of substitution and revocation to each, for and in the name of the undersigned, with all the powers the undersigned would possess if personally present, to vote the Class A Common Stock of the undersigned in the Corporation at the meeting of its Stockholders to be held January 9, 1996 and at any adjournment thereof, for the following matters:

        1.a. To elect as Directors by Class A Common Stock acting alone only, the Nominees listed below:
                  Richard Solar                 George Gleitman
 [ ] FOR both the foregoing nominees            [ ] WITHHOLD AUTHORITY to vote
                                                    for both the foregoing
                                                    nominees

    NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. UNLESS AUTHORITY FOR BOTH THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EVERY NOMINEE WHOSE NAME IS NOT STRUCK.
        1.b. To elect as Directors by Class A voting with the Class B Common Stock, the nominees listed below:
                    Alvin Weinstein      Martin Wolfson      Earl Kramer
                               David Weinstein      Fred Heller
[ ] FOR all the foregoing nominees            [ ] WITHHOLD AUTHORITY to vote for
                                                  all the foregoing nominees

    NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. UNLESS AUTHORITY FOR ALL THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EVERY NOMINEE WHOSE NAME IS NOT STRUCK.

        2. To ratify the appointment of Eisner & Lubin as Independent Certified Public Accountants of the Corporation for the fiscal year ending September 1, 1996.
         [ ] FOR      or      [ ] AGAINST      or      [ ] ABSTAIN FROM

        3. To ratify and  approve the Corporation's  1995 Director Stock  Option
    Plan
         [ ] FOR      or      [ ] AGAINST      or      [ ] ABSTAIN FROM

        4. In their discretion upon any other matters which may properly come before such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.
THIS PROXY CONFERS AUTHORITY TO VOTE 'FOR' EACH PROPOSITION LISTED ABOVE UNLESS OTHERWISE INDICATED.

                                                     (continued on reverse side)

IMPORTANT -- Please vote, sign and return this Proxy promptly, so that it will arrive before the Annual Meeting on January 9, 1996.

                                            Dated ______________________, 199[ ]


                                            Signed _____________________________
                                                   SIGNATURE OF SHAREHOLDER


                                                 _______________________________
                                                   SIGNATURE OF SHAREHOLDER

                                           SIGNATURE(S)  SHOULD  FOLLOW  EXACTLY
                                           THE NAME(S) ON THE STOCK CERTIFICATE.
                                           EXECUTOR, ADMINISTRATOR, TRUSTEE,  OR
                                           GUARDIAN SHOULD SIGN AS SUCH. IF MORE
                                           THAN ONE  TRUSTEE,  ALL SHOULD  SIGN.
                                           ALL JOINT OWNERS MUST SIGN.

                                                 THIS PROXY IS SOLICITED ON
                                             BEHALF OF THE BOARD OF DIRECTORS.

                                   APPENDIX 3
                               CLASS B PROXY CARD



                              CONCORD FABRICS INC.
       CLASS B PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- JANUARY 9, 1996

    The undersigned Stockholder(s) of Class B Common Stock of CONCORD FABRICS INC. (the 'Corporation') hereby appoints Alvin Weinstein and David Weinstein, or either of them, with full power of substitution and revocation to each, for any in the name of the undersigned, with all the powers the undersigned would possess if personally present, to vote the Class B Common Stock of the undersigned in the Corporation at the meeting of its Stockholders to be held January 9, 1996 and at any adjournment thereof, for the following matters:

        1. To elect as Directors by Class A voting with the Class B Common Stock, the Nominees listed below:
   Alvin Weinstein   Martin Wolfson  Earl Kramer  David Weinstein  Fred Heller
         [ ] FOR all the foregoing nominees            [ ] WITHHOLD AUTHORITY to
                                                           vote for all the
                                                           foregoing nominees

    NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. UNLESS AUTHORITY FOR ALL THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EVERY NOMINEE WHOSE NAME IS NOT STRUCK.

        2. To ratify the appointment of Eisner & Lubin as Independent Certified Public Accountants of the Corporation for the fiscal year ending September 1, 1996.

         [ ] FOR      or      [ ] AGAINST      or      [ ] ABSTAIN FROM

        3. To ratify and  approve the Corporation's  1995 Director Stock  Option
    Plan
         [ ] FOR      or      [ ] AGAINST      or      [ ] ABSTAIN FROM

        4. In their discretion upon any other matters which may properly come before such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.

THIS PROXY CONFERS AUTHORITY TO VOTE 'FOR' EACH PROPOSITION LISTED ABOVE UNLESS OTHERWISE INDICATED.

                                                     (continued on reverse side)

IMPORTANT -- Please vote, sign and return this Proxy promptly, so that it will arrive before the Annual Meeting on January 9, 1996.

                                             Dated _____________________, 199[ ]

                                             Signed ____________________________
                                                    SIGNATURE OF SHAREHOLDER

                                                    ____________________________
                                                    SIGNATURE OF SHAREHOLDER

                                           SIGNATURE(S)  SHOULD  FOLLOW  EXACTLY
                                           THE    NAME(S)    ON    THE     STOCK
                                           CERTIFICATE. EXECUTOR, ADMINISTRATOR,
                                           TRUSTEE, OR  GUARDIAN SHOULD  SIGN AS
                                           SUCH.  IF MORE THAN ONE TRUSTEE,  ALL
                                           SHOULD SIGN.  ALL  JOINT OWNERS  MUST
                                           SIGN.

                                               THIS PROXY IS SOLICITED ON
                                            BEHALF OF THE BOARD OF DIRECTORS.